                                                                    EXHIBIT 10.2
                                                                         to S-11

================================================================================



                         CONTRIBUTION AND LOAN AGREEMENT



                          dated as of ___________, 2003



                                 by and between



                               DELPHI CORPORATION

                                   as Borrower

                                       and

                             DELPHI PROPERTIES, INC.

                                    as Lender





                     Stock Issuance: Up to 12,420,000 shares

       Membership Interest Purchase: 1% of Delphi Properties Holdings, LLC

                     Maximum Loan Amount: $1,000,000,000.00




================================================================================

                               TABLE OF CONTENTS

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
ARTICLE I PARTICULAR TERMS, DEFINITIONS AND RULES OF CONSTRUCTION.................................................1

         SECTION 1.01. Definitions................................................................................1

         SECTION 1.02. Rules of Construction......................................................................5

ARTICLE II CONTRIBUTION AND LOAN..................................................................................6

         SECTION 2.01. The Contribution...........................................................................6

         SECTION 2.02. The Loan, Generally........................................................................6

         SECTION 2.03. Purpose....................................................................................6

         SECTION 2.04. Procedure for Advance......................................................................6

         SECTION 2.05. Notes......................................................................................7

         SECTION 2.06. Payments and Distributions.................................................................7

         SECTION 2.07. Interest...................................................................................7

         SECTION 2.08. Voluntary Prepayments......................................................................7

ARTICLE III YIELD MAINTENANCE ETC.................................................................................8

         SECTION 3.01. Additional Costs and Other Effects of Regulatory Changes; Taxes............................8

ARTICLE IV CONDITIONS PRECEDENT...................................................................................8

         SECTION 4.01. Conditions Precedent to the Stock Issuance and the Initial Advance.........................8

         SECTION 4.02. Conditions Precedent to Future Advances...................................................10

ARTICLE V REPRESENTATIONS AND WARRANTIES.........................................................................11

         SECTION 5.01. Due Formation, Power and Authority........................................................11

         SECTION 5.02. Legally Enforceable Agreements............................................................11

         SECTION 5.03. Financial Statements......................................................................11

         SECTION 5.04. Compliance With Laws......................................................................11

         SECTION 5.05. Litigation................................................................................12

         SECTION 5.06. No Conflicts or Defaults..................................................................12


                                      (i)

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         SECTION 5.07. Solvency..................................................................................12

         SECTION 5.08. Governmental Regulation...................................................................12

         SECTION 5.09. Insurance.................................................................................12

         SECTION 5.10. No Event of Default.......................................................................12

         SECTION 5.11. Separate Tax and Zoning Lot...............................................................12

         SECTION 5.12. Creation of Liens.........................................................................13

         SECTION 5.13. Appraisals................................................................................13

         SECTION 5.14. Loan to Value Ratio.......................................................................13

ARTICLE VI COVENANTS OF BORROWER.................................................................................13

         SECTION 6.01. Compliance with Laws; Payment of Taxes....................................................13

         SECTION 6.02. Maintenance of Existence..................................................................13

         SECTION 6.03. Continuing Accuracy of Representations and Warranties.....................................13

         SECTION 6.04. Covenants, Restrictions and Easements.....................................................14

         SECTION 6.05. Inspection and Cooperation................................................................14

         SECTION 6.06. Payment of Costs..........................................................................14

         SECTION 6.07. Brokers...................................................................................14

         SECTION 6.08. Insurance.................................................................................14

         SECTION 6.09. Condemnation Awards and Insurance Proceeds................................................14

         SECTION 6.10. Filing and Recording of Documents.........................................................15

         SECTION 6.11. Premises Documents........................................................................15

         SECTION 6.12. Reporting Requirements....................................................................16

         SECTION 6.13. Secondary Financing.......................................................................16

ARTICLE VII EVENTS OF DEFAULT AND REMEDIES.......................................................................16

         SECTION 7.01. Events of Default.........................................................................16

         SECTION 7.02. Remedies of Lender........................................................................18

         SECTION 7.03. Remedies Cumulative.......................................................................19

                                      (ii)

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         SECTION 7.04. Lender's Rights Concerning Application of Amounts Collected...............................19

ARTICLE VIII GENERAL CONDITIONS AND PROVISIONS...................................................................19

         SECTION 8.01. Documentation, Etc. Satisfactory..........................................................19

         SECTION 8.02. Notices...................................................................................19

         SECTION 8.03. Amendments and Waivers....................................................................20

         SECTION 8.04. Successors and Assigns....................................................................20

         SECTION 8.05. Severability..............................................................................20

         SECTION 8.06. Non-Waiver; Remedies Cumulative...........................................................20

         SECTION 8.07. Certain Waivers...........................................................................20

         SECTION 8.08. Expenses..................................................................................21

         SECTION 8.09. General Indemnification...................................................................21

         SECTION 8.10. Environmental Indemnification.............................................................22

         SECTION 8.11. Partial Release of Mortgaged Property.....................................................23

         SECTION 8.12. Counterparts..............................................................................23

         SECTION 8.13. Governing Law; Jurisdiction...............................................................23

         SECTION 8.14. Integration...............................................................................24

         SECTION 8.15. Gross-Up for Taxes........................................................................24

         SECTION 8.16. Assignment of Mortgages and Notes.........................................................24




SCHEDULES

         IA       Contributed Notes
         IB       Membership Interest Purchase Notes
         II       Initial Advance Notes
         III      Future Advance Notes

EXHIBITS
         A        Form of Mortgage Note
         B        Form of Mortgage





                                     (iii)

                  CONTRIBUTION AND LOAN AGREEMENT (this "Agreement") dated as of ________________, 2003 by and between DELPHI CORPORATION, a Delaware corporation ("Borrower"), and DELPHI PROPERTIES, INC., a Maryland corporation ("Lender").

                  WHEREAS, Borrower has agreed to issue one or more Notes (as defined below) as identified on the attached SCHEDULE IA to Lender in exchange for up to 12,420,000 shares of the common stock of Lender (the "Stock Issuance");

                  WHEREAS, Borrower has agreed to issue one or more Notes as identified on the attached SCHEDULE IB to Lender in exchange for a one percent (1%) membership interest (the "Membership Interest Purchase") in Delphi Properties Holdings, LLC ("Holdings") ;

                  WHEREAS, Borrower shall issue the Notes identified on the attached SCHEDULE II to Lender to evidence the initial loan made pursuant to the terms of this Agreement in the principal amount of [$_______________] (the "Initial Loan Amount");

                  WHEREAS, Borrower has agreed to issue additional Notes identified on the attached SCHEDULE III (as such schedule may be amended or modified from time to time) to Lender to evidence Future Advances (as defined below) made pursuant to the terms of this Agreement;

                  WHEREAS, the maximum principal amount that may at any time be advanced under, and evidenced by the Notes issued pursuant to, this Agreement is $1,000,000,000.00 (the "Maximum Loan Amount"); and

                  WHEREAS, Borrower desires that Lender consummate the Stock Issuance, the Membership Interest Purchase and the Loan (as defined below; the Loan, the Membership Interest Purchase and the Stock Issuance are referred to herein collectively as the "Transactions"), and Lender is prepared to enter the Transactions on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, Borrower and Lender hereby agree as follows:

                                   ARTICLE I

             PARTICULAR TERMS, DEFINITIONS AND RULES OF CONSTRUCTION

                  SECTION 1.01. Definitions. The following terms, as used herein, shall have the following meanings:

                  "Additional Costs" -- Any costs, losses or expenses actually incurred by Lender which it reasonably determines are attributable to its entering into or maintaining the Transactions or any reduction in any amount receivable by any Lender under the Transaction Documents or the Notes.

                  "Affiliate" -- As to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the direct or indirect possession of the power to vote 5% or more of the equity interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract or otherwise.

                  "Appraisals" -- Has the meaning specified in Section
4.01(e)(3).

                  "Bankruptcy Code" -- Chapter 11 of the U.S. Bankruptcy Code (11 U.S.C.ss.ss. 101 et seq.)

                  "Business Day" -- Any day on which commercial banks are not authorized or required to close in New York City or Troy, Michigan.

                  "Code" -- The Internal Revenue Code of 1986.

                  "Dollars" and "$" -- Lawful money of the United States.

                  "Employee Benefit Plan" -- Any employee benefit or other plan established or maintained, or to which contributions have been made, by Borrower or any Mortgagor.

                  "Environmental Action" -- Any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Law" -- Any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental Permit" -- Any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "ERISA" -- The Employee Retirement Income Security Act of 1974, including the rules and regulations promulgated thereunder.

                  "ERISA Affiliate" -- Any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower and/or any Mortgagor, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with Borrower and/or any Mortgagor, or, solely for purposes of Section 412 of the Code, any organization which is required to be treated as a single employer with Borrower and/or any Mortgagor under Section 414(m) or 414(o) of the Code.

                  "Event of Default" -- Has the meaning specified in Section
7.01.

                  "Excess Proceeds" - Has the meaning specified in Section 6.09(b).

                  "Financial Statements" -- Statements of the assets, liabilities (direct or contingent), income, expenses and cash flow of Borrower and Mortgagors, prepared on a consolidated basis in accordance with generally accepted accounting principles in the United States as in effect from time to time and consistently applied. The accounting method used in the preparation of financial statements submitted to Lender prior to the date hereof is hereby deemed acceptable.

                  "Future Advance" -- Has the meaning specified in Section 2.04(b).

                  "Governmental Authorities" -- The United States, and, as to each of the Premises, the respective state in which such Premises are located and any political subdivision, agency, department, commission, board, bureau or instrumentality of any of them, including any local authorities, which exercises jurisdiction over Borrower, each Mortgagor, any of the Premises or any of the Improvements.

                  "Greater Loan to Value Ratio" has the meaning specified in
Section 6.09(a).

                  "Hazardous Materials" -- (a) Petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "Holdings" -- Has the meaning specified in the recitals.

                  "Improvements" -- Has the meaning given to such term in the Mortgages.

                  "Indemnified Party" -- Has the meaning specified in Section 8.10.

                  "Initial Advance" -- Has the meaning specified in Section
2.04.

                  "Initial Loan Amount" - Has the meaning specified in the recitals.

                  "Interest Rate" -- A rate of 7.75% per annum.

                  "Law" -- Any federal, state or local law, statute, rule, regulation, ordinance, order, decree, directive, requirement, code, notice of violation or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority, including any judicial or administrative order, determination, consent decree or judgment.

                  "Lender's Counsel" - Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or such other Person as is designated by Lender.

                  "Lender's Office" -- Lender's Office as set forth on its signature page of this Agreement, or such other address in the United States as Lender may designate by notice to Borrower.

                  "Lien" -- Any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan" -- The loan, in an aggregate principal amount equal to the Initial Loan Amount plus the principal amount of any Future Advances, to be made pursuant to this Agreement.

                  "Loan to Value Ratio" -- The ratio of the then outstanding principal balance of the Note or Notes secured by the applicable Mortgage (as indicated on SCHEDULES I, II and III) to the fair market value of the applicable Mortgaged Property based on an appraisal of such Mortgaged Property, in form and substance reasonably satisfactory to Lender. As used herein, "fair market value" shall mean the most probable price the applicable Mortgaged Property should bring in a competitive and open market under all conditions requisite to a fair sale.

                  "Losses" -- has the meaning specified in Section 8.09(a).

                  "Material Adverse Effect" -- Means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower and its consolidated subsidiaries, taken as a whole, (b) the rights and remedies of Lender under any Transaction Document, (c) the ability of Borrower or Mortgagors to perform their respective obligations under any Transaction Document to which any of them is or is to be a party where such inability to perform would have a material adverse effect upon the aggregate underlying security for the Loan, or (d) any Mortgagor's claim of title to any of the Premises resulting in the loss or forfeiture of title to such Premises.

                  "Maturity Date" -- [______________, 2033].

                  "Maximum Loan Amount" -- has the meaning specified in the recitals.

                  "Membership Interest Purchase" -- has the meaning specified in the recitals.

                  "Mortgage" -- Any mortgage (or deed of trust), security agreement, assignment of leases and rents and fixture filing made to or for the benefit of Lender, to secure the payment and performance of Borrower's obligations hereunder, under the Notes and otherwise in respect of the Transactions, substantially in the form of EXHIBIT B attached hereto or in such other form as may be mutually agreed upon by Lender and Borrower, each acting in its reasonable discretion, in each case with such changes thereto as may be made based on local laws or customary local mortgage or deed of trust practices.

                  "Mortgaged Property" -- The Premises and other property constituting the "Mortgaged Property", as such term is defined in each Mortgage.

                  "Mortgagor" -- has the meaning ascribed to it in Section 4.01(e)(7).

                  "Multiemployer Plan" -- Any plan defined as such in Section 3(37) of ERISA.

                  "Net Proceeds" -- (i) The net amount of all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property or
(ii) all awards, damages, remunerations, reimbursements, settlements or compensation made by any Governmental Authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Mortgaged Property.

                  "Non-Excluded Taxes" -- Has the meaning specified in Section 8.15.

                  "Note"; "Notes" -- Have the respective meanings specified in
Section 2.05.

                  "Partial Release" -- Has the meaning specified in Section
8.11.

                  "Pension Plan" -- Any employee pension benefit plan within the meaning of Section 3(2) of ERISA with respect to which Borrower, any Mortgagor or any ERISA Affiliate at any relevant time has liability or an obligation to contribute.

                  "Permitted Liens" -- (a) Liens for taxes, judgments, assessments and governmental charges or levies not yet due and payable or which are not reasonably likely to result in a Material Adverse Effect; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business where such liens have not been the subject of a final non-appealable foreclosure action and are not, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) leases, occupancy agreements, licenses, easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present or then-existing purposes.

                  "Person" -- An individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

                  "Premises" -- The real property described on Exhibit A to the Mortgages and each located as indicated on SCHEDULES I, II and III hereto, upon all or part of which the Improvements are located.

                  "Premises Document" -- All reciprocal easement or operating agreements, declarations, development agreements, developer's or utility agreements, and any similar such agreements or declarations now or hereafter affecting any of the Premises or any part thereof.

                  "Principal Amount" -- At any time, the aggregate outstanding principal amount of the Notes from time to time outstanding pursuant to the terms of this Agreement.

                  "Regulatory Change" -- With respect to any Lender, any change after the date hereof in federal, state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Lender under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Related Mortgagor" -- Any Mortgagor that is included in the Financial Statements of Borrower. All of the initial Mortgagors are Related Mortgagors.

                  "Released Mortgaged Property" -- Has the meaning specified in
Section 8.11.

                  "Remedy" -- Has the meaning specified in Section 8.06.

                  "Restoration" -- The repair and restoration of the Mortgaged Property after a casualty occurrence or condemnation.

                  "Stock Issuance" - Has the meaning specified in the recitals.

                  "Transaction Documents" -- This Agreement, the Notes, the Mortgages (and, if required by Lender, Uniform Commercial Code financing statements in respect of the Mortgaged Property and any other collateral given as security for the Transactions), and any other documents which evidence or secure the Transactions.

                  "Transactions" - Has the meaning specified in the recitals.

                  "United States" and "U.S." -- The United States of America.

                  SECTION 1.02. Rules of Construction. Except as expressly provided otherwise, when used in this Agreement (i) "or" is not exclusive, (ii) "hereunder", "herein", "hereof" and the like refer to this Agreement as a whole,
(iii) "Article", "Section", "Schedule" and "Exhibit" refer to Articles,
Sections,

Schedules and Exhibits of this Agreement, (iv) terms defined in the singular shall have a correlative meaning when used in the plural and vice versa, (v) a reference to a Law includes any amendment, modification or supplement to, or replacement of, such Law and (vi) a reference to a document shall mean such document as the same may be amended, modified or supplemented from time to time in accordance with its terms. The cover page and the Exhibits and Schedules annexed hereto are incorporated as a part of this Agreement with the same effect as if set forth in the body hereof. Any table of contents and all captions and headings herein are for convenience only and shall not affect the interpretation or construction hereof.

                                   ARTICLE II

               CONTRIBUTION, MEMBERSHIP INTEREST PURCHASE AND LOAN

                  SECTION 2.01. The Contribution and Membership Interest Purchase. Subject to the terms and conditions of this Agreement, including satisfaction of the conditions of Section 4.01 hereof, Borrower shall (a) issue to Lender the Notes secured by the Mortgages indicated on SCHEDULE IA in exchange for [________] shares of the common stock of Lender and (b) issue to Lender the Notes secured by the Mortgages indicated on SCHEDULE IB in exchange for a one percent (1%) membership interest in Holdings, in each case upon the satisfaction of the conditions of Section 4.01 hereof.

                  SECTION 2.02. The Loan, Generally. Subject to the terms and conditions of this Agreement, Lender agrees to advance the Loan. The Loan shall be advanced in multiple disbursements with the first disbursement being made in a principal amount equal to the Initial Advance upon Borrower's issuance of the Notes secured by the Mortgages indicated on SCHEDULE II and upon the satisfaction of the other conditions set forth in Section 4.01. Subsequent disbursements shall be made upon Borrower's satisfaction of the conditions set forth in Section 4.02.

                  SECTION 2.03. Purpose. Borrower shall use the proceeds of the Loan for general corporate purposes. In no event shall proceeds of the Loan be used for any illegal purpose.

                  SECTION 2.04. Procedure for Advance.

                  (a) The initial advance hereunder shall be [$________________] (the "Initial Advance") and shall be evidenced by the Notes and secured by the Mortgages indicated on SCHEDULE II and shall be made upon the satisfaction of the conditions of Section 4.01 hereof and Lender's receipt of a request for the advance of proceeds of the Loan.

                  (b) Each future advance (each such future advance, a "Future Advance") hereunder shall be evidenced by one or more new Notes and secured by one or more new Mortgages as indicated on SCHEDULE III and shall be made upon the satisfaction of the conditions of Section 4.02 hereof and Lender's receipt of a request for the advance of proceeds of the Loan. SCHEDULE III may be amended or modified from time to time as mutually agreed upon by Lender and Borrower, each acting in its reasonable discretion.

                  (c) On the date set for each such advance, Lender shall, subject to the conditions of this Agreement, make the amount to be advanced by it on such day available in immediately available funds for the account of Borrower by crediting an account of Borrower designated by Borrower in its request for advance.

                  SECTION 2.05. Notes. The Transactions shall be evidenced by Mortgage Notes issued by Borrower in the form of EXHIBIT A, duly completed and executed by Borrower and payable to

Lender (such Mortgage Notes, as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time (including, without limitation, any replacement notes issued pursuant to this Section 2.05), each, a "Note" and collectively, the "Notes"). The Notes shall mature, and all outstanding principal and other sums thereunder shall be paid in full, on the Maturity Date, as the same may be accelerated or extended in accordance with the provisions of this Agreement.

                  In case of any loss, theft, destruction or mutilation of any Note, Borrower shall, upon its receipt of an affidavit of an officer of Lender as to such loss, theft, destruction or mutilation and an appropriate indemnification, execute and deliver a replacement Note to Lender in the same principal amount and otherwise of like tenor as the lost, stolen, destroyed or mutilated Note.

                  SECTION 2.06. Payments and Distributions. Borrower shall make each payment under this Agreement and under the Notes on the date when due to Lender at Lender's Office by check or wire transfer. Payments by Borrower hereunder or under the Notes or other Transaction Documents shall be made without setoff or counterclaim.

                  Except to the extent otherwise provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes is due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and, if applicable, fees, as the case may be.

                  SECTION 2.07. Interest. Interest shall be computed on an actual/360-day basis (i.e., interest for each day during which any portion of the Principal Amount is bearing interest at a particular interest rate per annum shall be computed at such rate divided by 360).

                  Borrower shall pay to Lender interest on the Principal Amount at the Interest Rate. Such interest on the Principal Amount shall be payable on each [Quarterly Dividend Payment Date] of each year (or, if any such day is not a Business Day, the next succeeding Business Day) until the Notes are repaid in full.

                  SECTION 2.08. Voluntary Prepayments. Borrower may prepay all or any portion of the principal amount of any of the Notes, without premium or penalty; provided, however, that each prepayment under this Section shall include all interest accrued on the amount of principal prepaid through the date of prepayment. If, pursuant to this Section 2.08, Borrower prepays the entire principal amount of any Note together with all interest accrued thereon and all other sums that may be payable in respect thereof, Lender shall, at Borrower's request and at the cost and expense of Borrower, release the Mortgaged Property and related collateral securing such Note (but Lender shall not be obligated to release any Mortgaged Property or other collateral securing any other Note). In such event, Lender shall promptly execute and deliver to Borrower, at Borrower's cost and expense, any documents required by law in order to release the applicable Mortgaged Property and related collateral.

                                  ARTICLE III

                             YIELD MAINTENANCE ETC.

                  SECTION 3.01. Additional Costs and Other Effects of Regulatory Changes; Taxes. Borrower shall pay directly to Lender, promptly upon demand, such amounts as are reasonably necessary to compensate Lender for Additional Costs resulting from any Regulatory Change which without duplication (i) subjects Lender to any tax, duty or other charge with respect to the Transactions or the Notes, or changes the basis of taxation of any amounts payable to Lender under the Transactions or the

Notes (other than taxes imposed on the overall net income of Lender or of Lender's Office by the jurisdiction in which Lender's Office is located and franchise taxes imposed in lieu thereof), (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Lender, (iii) imposes on Lender any other condition affecting the Transactions or the Notes, or any of such extensions of credit or liabilities or (iv) imposes any capital adequacy requirements on Lender by virtue of the Transactions or the Notes. Lender shall notify Borrower of any event occurring after the date hereof which would entitle it to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation and, at Borrower's sole cost and expense, shall take such steps as Borrower reasonably requests in order to avoid the imposition of such costs.

                  Determinations by each Lender of the existence or effect of any Regulatory Change on its costs of entering or maintaining the Transactions or amounts receivable by it in respect thereof, and of the additional amounts required to compensate Lender in respect of Additional Costs, shall be conclusive, so long as made on a reasonable basis.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  SECTION 4.01. Conditions Precedent to the Stock Issuance, the Membership Interest Purchase and the Initial Advance. Lender shall not be obligated to consummate the Stock Issuance, the Membership Interest Purchase or make the Initial Advance until the following conditions shall have been satisfied:

                  (a) Lender shall have received a request for the advance of proceeds in accordance with Section 2.04 hereof;

                  (b) There shall exist no Event of Default, and no Event of Default would result from the Stock Issuance, the Membership Interest Purchase or the making of the Loan;

                  (c) The representations and warranties made to Lender herein, in the other Transaction Documents and in any other document, certificate or statement executed or delivered to Lender in connection with the Transactions shall be true and correct in all material respects on the date of this Agreement;

                  (d) The Premises shall not have been materially injured or damaged by fire or other casualty after the date of the applicable Appraisal and on or before the date of this Agreement; and

                  (e) Lender shall have received and approved each of the following:

                           (1) Transaction Documents. This Agreement and each of
                  the other Transaction Documents, duly executed by the parties thereto, and, where applicable, duly acknowledged and in proper form for recording or filing, as the case may be, and evidence of the proper submission of all necessary or desirable recordings and filings;

                           (2) Financial Statements. Borrower's most recent
                  Financial Statements;

                           (3) Appraisals. Appraisals of the Premises in form
                  and substance reasonably satisfactory to Lender (the "Appraisals");

                           (4) Insurance Policies. Originals or copies of all
                  policies or certificates of insurance evidencing the insurance coverages required under Section 6.08 hereof;

                           (5) Title Reports. Title searches or commitments for
                  policies of title insurance prepared by a title company reasonably satisfactory to Lender for each of the Premises in form and substance reasonably satisfactory to Lender;

                           (6) Flood Searches. Flood hazard determinations
                  indicating that none of the Premises are located in an area identified by the Secretary of the United States Department of Housing and Urban Development or by any applicable federal agency as a Flood Hazard Area;

                           (7) Organizational Documents. If Borrower, the
                  mortgagor or grantor under any Mortgage (if different from Borrower (each, a "Mortgagor", and collectively "Mortgagors")) or any general partner or member of any of them is a corporation, current copies of the following documents with respect to each (unless otherwise indicated):

                                    (i) a good-standing certificate from the
                           jurisdiction of its incorporation and, as to Borrower or Mortgagor under any Mortgage only, from the jurisdiction in which the applicable Premises are located,

                                    (ii) evidence that the consummation of the
                           transactions contemplated hereby and the execution, delivery and performance of the Transaction Documents has been duly authorized, and

                                    (iii) a certificate of the corporate
                           secretary as to the incumbency of the officers executing any of the documents required hereby,

                  and, if Borrower, any Mortgagor or any general partner or member of any of them is a partnership, venture, limited liability company or trust:

                                    (iv) the entity's organizational agreement
                           and all amendments and attachments thereto, certified by a general partner, venturer, member or trustee to be true and complete,

                                    (v) any certificates filed or required to be
                           filed by the entity in the jurisdictions of its formation and where the Premises are located in order for it to do business in those jurisdictions, and

                                    (vi) evidence of the authorization of the
                           consummation of the transactions contemplated hereby and the execution, delivery and performance of the Transaction Documents and any other documents to be executed, delivered and performed by said entity (including any substitute or replacement notes to be executed and delivered pursuant to the terms hereof), and including any required consents by partners, venturers, members, trustees or beneficiaries; and

                           (8) Additional Documentation. Such other approvals,
                  opinions or documents as Lender may reasonably request.

                  SECTION 4.02. Conditions Precedent to Future Advances. Lender shall not be obligated to make any Future Advance until the following conditions shall have been satisfied:

                  (a) Lender shall have received a request for the advance of proceeds delivered in accordance with Section 2.04 hereof;

                  (b) All conditions of Section 4.01 shall be satisfied as of the date of such Future Advance with respect to (i) the Premises mortgaged by the applicable Mortgagor to secure such Future Advance as indicated on SCHEDULE III and (ii) the applicable Mortgagor;

                  (c) There shall exist no Event of Default, and no Event of Default would result from the making of the advance;

                  (d) The Premises mortgaged to secure such Future Advance shall not have been materially injured or damaged by fire or other casualty after the date of the applicable Appraisal and on or before the date of the Future Advance;

                  (e) Receipt by Lender of evidence of the submission for recordation of the Mortgages securing the applicable Future Advance as indicated on SCHEDULE III and payment of all applicable recording taxes and fees in connection therewith;

                  (f) No trustee, receiver or liquidator of the Premises mortgaged under the applicable Mortgage to secure such Future Advance or any part thereof, or of the applicable Mortgagor shall have been appointed by order of any court of competent jurisdiction;

                  (g) The Mortgagor executing any Mortgage securing such Future Advance shall not have filed a petition in bankruptcy or for an arrangement or for reorganization pursuant to the Bankruptcy Code or any similar federal or state law relating to bankruptcy, insolvency or other relief for debtors unless such petition shall have been discharged, stayed or dismissed as of the date of such Future Advance;

                  (h) The Mortgagor executing any Mortgage securing such Future Advance shall not (1) by decree of a court of competent jurisdiction, have been adjudicated bankrupt or declared insolvent, (2) have made an assignment for the benefit of creditors which has not been discharged,
         (3) have admitted in writing its inability to pay its debts generally as they become due, or (4) have consented to the appointment of a receiver or receivers of all or any part of its property; and

                  (i) No creditors of the Mortgagor executing any Mortgage securing such Future Advance shall have filed a petition in bankruptcy against such Mortgagor or for reorganization of such Mortgagor pursuant to the Bankruptcy Code or any similar federal or state law relating to bankruptcy, insolvency or other relief for debtors, unless such petition shall have been discharged, stayed or dismissed as of the date of such Future Advance.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender that:

                  SECTION 5.01. Due Formation, Power and Authority. If it, any Mortgagor or any general partner or member of any of them is a corporation, partnership, venture, limited liability company or trust, each such entity is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation, is qualified to do business and is in good standing in the jurisdiction in which the Premises are located (if required), and has full power and authority to consummate the transactions contemplated hereby and to execute, deliver and perform this Agreement and any Transaction Document to which it is a party.

                  SECTION 5.02. Legally Enforceable Agreements. Each Transaction Document to which Borrower or any Mortgagor is a party is a legal, valid and binding obligation of such party, enforceable against Borrower or such Mortgagor, as the case may be, in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency and other similar Laws affecting creditors' rights generally, (b) principles of equity or (c) judicial discretion.

                  SECTION 5.03. Financial Statements. Financial Statements have been heretofore delivered to Lender which are true, correct and current in all material respects and which fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof; no material adverse change has occurred in the financial conditions reflected therein between the respective dates thereof and the date of this Agreement and no borrowings (other than the Loan) which might give rise to a Lien or claim against the Mortgaged Property or proceeds of the Loan have been made by Borrower or others between the dates thereof and the date of this Agreement.

                  SECTION 5.04. Compliance With Laws. Borrower and Mortgagors are in compliance with, and the transactions contemplated hereby and the other Transaction Documents do not and will not violate any provision of, or require any filing, registration, consent or approval under, any Law presently in effect having applicability to Borrower or Mortgagors and Borrower has filed or caused to be filed all tax returns (federal, state and local) required to be filed and paid all taxes, assessments and governmental charges due and payable, except where such violation or the failure to make any such filing or registration or to obtain the applicable consent or approval or make payment is not reasonably likely to result in a Material Adverse Effect.

                  SECTION 5.05. Litigation. Except as disclosed in Borrower's periodic filings with the Securities and Exchange Commission, to the best knowledge of Borrower, there are no actions, suits or proceedings pending or, to the actual knowledge of Borrower, threatened against or affecting Borrower, Mortgagors, the Premises, the validity or enforceability of the Mortgages or the priority of the lien thereof at law or in equity, before or by any Governmental Authorities except actions, suits or proceedings which are fully covered by insurance or would, if adversely determined, not likely have a Material Adverse Effect. To Borrower's knowledge, no default exists with respect to any order, writ, injunction, decree or demand of any court or Governmental Authorities where such default is reasonably likely to result in a Material Adverse Effect.

                  SECTION 5.06. No Conflicts or Defaults. The consummation of the transactions contemplated hereby and the performance hereof and of the other Transaction Documents have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Borrower or any Mortgagor is a party or by which either of them may be bound.

                  SECTION 5.07. Solvency. Borrower and Mortgagors are, and upon consummation of the transactions contemplated by this Agreement, the other Transaction Documents and any other related documents, will be, solvent.

                  SECTION 5.08. Governmental Regulation. Borrower and Mortgagors are not subject to regulation under the Investment Company Act of 1940 or any Law limiting Borrower's ability to incur indebtedness for money borrowed as contemplated hereby.

                  SECTION 5.09. Insurance. Borrower has or caused to be in force, and has paid or caused to be paid the premiums in respect of, all of the insurance required by this Agreement.

                  SECTION 5.10. No Event of Default. There exists no Event of Default.

                  SECTION 5.11. Separate Tax and Zoning Lot. To Borrower's knowledge, each of the Premises listed on SCHEDULES I, II and III consists of one or more distinct parcels for purposes of zoning and of taxes, assessments and impositions (public or private), and are not otherwise considered as part of a larger single lot for purposes of zoning or of taxes, assessments or impositions (public or private) except where the failure to so consist of one or more distinct parcels would not reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.12. Creation of Liens. Borrower has entered into no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien, other than a Permitted Lien, on the Mortgaged Property prior to the Mortgages.

                  SECTION 5.13. Appraisals. The Premises valued in the Appraisals and indicated on SCHEDULES I, II and III attached hereto are the same Premises whose legal descriptions are attached as Exhibit A to the applicable Mortgages.

                  SECTION 5.14. Loan to Value Ratio. The Loan to Value Ratio for each of the Premises listed on SCHEDULES I, II and III attached hereto shall not materially exceed 1:1 as of the date of the applicable advance of loan proceeds.

                                   ARTICLE VI

                              COVENANTS OF BORROWER

                  Borrower covenants and agrees that it will promptly:

                  SECTION 6.01. Compliance with Laws; Payment of Taxes. Comply or cause compliance with all Laws applicable to it, Mortgagors or the Mortgaged Property, or any part thereof, such compliance to include, without limitation, paying before the same becomes delinquent, all taxes, assessments and governmental charges imposed on it, Mortgagors or the Mortgaged Property, or any part thereof, and promptly furnish Lender with any notices from Governmental Authorities and any claims of violation of any Laws, except where the failure to comply is not reasonably likely to result in a Material Adverse Effect.

                  SECTION 6.02. Maintenance of Existence. Preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation under the laws of the State of Delaware, and cause each Related Mortgagor to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partnership, limited liability company, trust or other entity under the laws of such Related Mortgagor's jurisdiction of formation or existence, except in the event of a merger, consolidation or sale of substantially all of the assets of Borrower or any Related Mortgagor, where the surviving entity or the transferee assumes the obligations of the Borrower or applicable Related Mortgagor under the Transaction Documents to which the applicable Related Mortgagor is a party.

                  SECTION 6.03. Continuing Accuracy of Representations and Warranties. Undertake commercially reasonable efforts in order to cause all of the representations and warranties made to Lender herein and in the other Transaction Documents to remain materially true and correct to the extent reasonably practical as of the date of each Future Advance.

                  SECTION 6.04. Covenants, Restrictions and Easements. Use commercially reasonable efforts to comply or cause each Mortgagor to comply with all restrictions, covenants and easements affecting the Premises or the Improvements and cause the satisfaction of all conditions thereof, except where the failure to comply is not reasonably likely to result in a Material Adverse Effect.

                  SECTION 6.05. Inspection and Cooperation. Permit or cause permission to be granted to Lender and its representatives to enter upon the Premises and inspect the Improvements at reasonable times on reasonable prior notice.

                  SECTION 6.06. Payment of Costs. Pay or cause to be paid all costs and expenses required by this Agreement and the satisfaction of the conditions hereof, including, without limitation:

                  (a) all document and stamp taxes, recording and filing expenses and fees and commissions lawfully due to brokers in connection with the transactions contemplated hereby, and

                  (b) any taxes, insurance premiums, Liens, security interests or other claims or charges against the Premises or Improvements.

                  SECTION 6.07. Brokers. Indemnify Lender against claims of brokers arising by reason of the execution hereof or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, Lender hereby represents that no broker was engaged by Lender in bringing about the Transactions.

                  SECTION 6.08. Insurance. Provide and maintain or cause to be provided and maintained in full force and effect the following insurance coverages: (a) property "all risk" insurance covering the Mortgaged Property; and (b) such other insurance as may be required by applicable Law (including worker's compensation and employer's liability insurance) or as Lender may reasonably require from time to time. Any policy of property insurance required by clause (a) above shall be in an amount not less than the full replacement cost of the Improvements and any personal property covered by such policy, shall contain a "full replacement cost" endorsement, shall insure against flood loss risk if the Land is located in a Flood Hazard Area, and shall name Lender as an additional insured or mortgagee and as a "loss payee". All insurance policies shall be in form and substance and issued by insurers reasonably satisfactory to Lender, and shall contain such deductibles and such endorsements as Lender may reasonably require. Upon request by Lender from time to time, Borrower shall deliver to Lender certificates of insurance evidencing such insurance coverage. Notwithstanding the foregoing, Borrower shall have the right to enter into a program of self-insurance for the purpose of satisfying Borrower's or any Related Mortgagor's obligations hereunder and under the Mortgagor.

                  SECTION 6.09. Condemnation Awards and Insurance Proceeds.

                  (a) Following a casualty occurrence or condemnation affecting all or any portion of the Mortgaged Property, Net Proceeds shall be payable to Borrower (or the applicable Mortgagor); provided, however, that (i) if Borrower does not diligently prosecute or cause the diligent prosecution of the Restoration or does not apply the entire Net Proceeds to the cost of such Restoration and (ii) the Loan to Value Ratio immediately following the Restoration is materially greater than the greater of (A) the Loan to Value Ratio as of the date immediately preceding the casualty or condemnation or (B) the Loan to Value Ratio as of the date of the Initial Advance or

         Future Advance evidenced by the Note or Notes secured by such Mortgaged Property (such greater value, the "Greater Loan to Value Ratio"), then the provisions of Sections 6.09(b) and (c) below shall apply.

                  (b) If the entire Net Proceeds are not applied to the cost of the Restoration and the Loan to Value Ratio immediately following the Restoration shall be materially greater than the Greater Loan to Value Ratio, Borrower shall pay or cause to be paid to Lender and Lender shall apply to the principal amount of the Note or Notes secured by such Mortgaged Property that portion of Net Proceeds not applied to the costs of Restoration (the "Excess Proceeds") as is sufficient to cause the Loan to Value Ratio immediately following the Restoration to equal no more than 105% of the Greater Loan to Value Ratio; provided, however, that in no event shall Borrower or the applicable Mortgagor be obligated to pay an amount in excess of the Excess Proceeds pursuant to this Section 6.09(b). Any remaining Net Proceeds shall be retained by Borrower.

                  (c) If Borrower does not intend to undertake the Restoration, Borrower shall pay or cause to be paid to Lender and Lender shall apply to the principal amount of the Note or Notes secured by such Mortgaged Property that portion of the Net Proceeds as is sufficient to cause the Loan to Value Ratio immediately following the casualty occurrence or condemnation to equal no more than 105% of the Greater Loan to Value Ratio. Any remaining Net Proceeds shall be retained by Borrower.

                  SECTION 6.10. Filing and Recording of Documents. Upon the execution and delivery hereof and from time to time thereafter, cause the Mortgages and any security instrument creating or evidencing the lien of the Mortgages upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any Law in order to publish notice of and fully to protect the lien of the Mortgages upon, and the interest of Lender in, the Mortgaged Property.

                  (a) Pay or cause to be paid all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of the Mortgages, any security instrument with respect to the Mortgaged Property (including, without limitation, any Uniform Commercial Code financing statements and any filings necessary or desirable from time to time in connection with the continuation or renewal thereof), and any instrument of further assurance, and any expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the Transactions, and pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Notes, the Mortgages, any security instrument with respect to the Mortgaged Property or any instrument of further assurance.

                  SECTION 6.11. Premises Documents. Use commercially reasonable efforts (as determined by Borrower in good faith) to do all things (and direct each Mortgagor to do all things) necessary to cause the due compliance and faithful performance by the other parties to the Premises Documents with and of all material obligations and agreements by such other parties to be complied with and performed thereunder, except where the failure of such compliance or performance is not reasonably likely to result in a Material Adverse Effect.

                  SECTION 6.12. Reporting Requirements. Furnish to Lender:

                  (1) Annual Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the end of the fiscal year of Borrower, Financial Statements, as of the end of and for such fiscal year, certified by the principal financial or accounting officer of Borrower as being materially true, correct and current in all material respects, in reasonable detail, stating in comparative form the respective figures for the preceding fiscal year and compiled by a firm of certified public accountants reasonably satisfactory to Lender.

                  (2) Notices of Defaults. As soon as possible and in any event within ten (10) days after Borrower or any Mortgagor becomes aware of the occurrence of an Event of Default, a written notice setting forth the details of such Event of Default and the action that has been taken or is proposed to be taken with respect thereto; and

                  (3) General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of Borrower, Mortgagors or the Premises as Lender may from time to time reasonably request.

                  SECTION 6.13. Secondary Financing. So long as any of the Notes shall remain unpaid or any other amount is owing by Borrower to Lender under any Transaction Document or otherwise in respect of the Transactions, not enter into any junior financing arrangement with any Person with the Mortgaged Property or any portion thereof as collateral therefor, unless (a) such junior financing is expressly subordinated to the Transaction Documents and the Person providing such junior financing enters into an intercreditor agreement in form and substance reasonably satisfactory to Lender and (b) the ratio of (i) the sum of the aggregate outstanding principal balance of the Notes and all junior financing arrangements secured by the Mortgaged Property or any portion thereof to (ii) the aggregate value of the Mortgaged Property based on appraisals of the Mortgaged Property, each in form and substance reasonably satisfactory to Lender, does not exceed one to one.

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION 7.01. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default (each, an "Event of Default"):

                  (a) if default shall be made in the payment of any principal, interest, fees or other sums under the Notes, the Mortgages or this Agreement, in any such case, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any payment or prepayment or otherwise, in each case, as herein or in the Notes or the Mortgages provided, and such default shall have continued for a period of five (5) Business Days following written notice thereof to Borrower by Lender; or

                  (b) if default shall be made in the due observance or performance of any other covenant, condition or agreement in this Agreement, the Notes, the Mortgages or in any other document executed or delivered in connection with the Transactions, and such default shall have continued for a period of one hundred twenty (120) days after notice thereof shall have been given to Borrower by Lender, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein or, if such default is not reasonably susceptible of cure during such one hundred twenty (120) days or such shorter grace period, so long as Borrower diligently proceeds to cure such default, such longer period as may be reasonably required to cure such default so long as such longer period is not reasonably likely to result in a Material Adverse Effect; or

                  (c) if any representation or warranty made by Borrower herein shall be materially incorrect when made and reasonably likely to result in a Material Adverse Effect, or if any other representation or warranty made to Lender in the Transaction Documents shall be materially incorrect in any material respect when made and reasonably likely to result in a Material Adverse Effect; or

                  (d) if by order of a court of competent jurisdiction, a trustee, receiver or liquidator of Borrower shall be appointed and such order shall not be discharged or dismissed within ninety (90) days after such appointment or, so long as Borrower diligently proceeds to effect such discharge or dismissal, such longer period as may be reasonably required to effect such discharge or dismissal; or

                  (e) if Borrower shall file a petition in bankruptcy or for an arrangement or for reorganization pursuant to the Bankruptcy Code or any similar federal or state law, or if, by decree of a court of competent jurisdiction, Borrower shall be adjudicated bankrupt, or be declared insolvent, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers of all or any part of its property; or

                  (f) if any of the creditors of Borrower shall file a petition in bankruptcy against Borrower or for reorganization of Borrower pursuant to the Bankruptcy Code or any similar federal or state law, and if such petition shall not be discharged, stayed or dismissed within one hundred twenty (120) days after the date on which such petition was filed or, so long as Borrower diligently proceeds to effect such discharge or dismissal, such longer period as may be reasonably required to effect such discharge or dismissal; or

                  (g) if a final judgment for the payment of money in excess of the greater of (i) ten percent (10%) of the value of a Mortgaged Property or (ii) $1,000,000.00 is filed as a Lien against such Mortgaged Property (or any portion thereof) and Borrower shall not discharge or cause the discharge of, or otherwise provide adequate security (which may include affirmative title insurance coverage issued by a duly licensed insurer selected by Borrower and reasonably satisfactory to Lender) with respect to the final judgment within one hundred twenty (120) days from the entry thereof, or shall not appeal or cause the appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; or

                  (h) if there shall occur a default which is not cured within the applicable grace period, if any, under any mortgage, deed of trust or other security instrument covering all or part of the Mortgaged Property regardless of whether any such mortgage, deed of trust or other security instrument is prior or subordinate to the Mortgages but only if such default or the consequences thereof are reasonably likely to result in a Material Adverse Effect; it being further agreed by Borrower that an Event of Default hereunder shall constitute an Event of Default under the Mortgages; or

                  (i) if, except as permitted under the Transaction Documents, Borrower or any Mortgagor shall transfer (or suffer or permit the transfer) in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest or rights therein (including air or development rights) without, in any such case, the prior consent of the Lender (which consent shall not be unreasonably withheld, conditioned or delayed). As used in this clause, "transfer" shall include, without limitation, any sale or conveyance but shall not include leases or other occupancy agreements or licenses, easements or similar encumbrances comprising Permitted Liens. Notwithstanding the foregoing,
         (A) Borrower or any Mortgagor may transfer a portion (but less than all) of any Mortgaged Property, or any interest or right therein, free and clear of the lien of the related Mortgage pursuant to, and subject to compliance with, Section 8.11 and (B) Borrower or any Mortgagor may transfer all or any portion of a Mortgaged Property, or any interest or right therein, if Borrower prepays the Note or Notes secured by such Mortgaged Property pursuant to Section 2.08; or

                  (j) if Borrower or any Mortgagor shall encumber, or agree to encumber, in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest or rights therein (including air or development rights) where such encumbrance is reasonably likely to result in a Material Adverse Effect, except for Permitted Liens or as otherwise provided for in the Transaction Documents, without, in any such case, the prior consent of Lender and Borrower or such Mortgagor shall fail to bond over or discharge or otherwise provide adequate assurance to Lender (which may include affirmative title insurance coverage issued by a duly licensed insurer selected by Borrower and reasonably satisfactory to Lender) with respect to the same within one hundred twenty (120) days of receipt of notice thereof or such sooner date if forfeiture is imminent. As used in this clause, "encumber" shall include, without limitation, the placing or permitting the placing of any mortgage, deed of trust, assignment of rents or other security device. Notwithstanding the foregoing, if any Mortgagor encumbers all or any portion of the Mortgaged Property, or any interest or rights therein, such encumbrance shall not constitute an Event of Default if Borrower prepays the principal amount of the Note or Notes secured by such Mortgaged Property in accordance with Section 2.08 and in an amount sufficient to cause the ratio of (A) the outstanding principal amount of such Note or Notes immediately following such prepayment to (B) the fair market value of the applicable Mortgaged Property (taking into account the effect of such encumbrance) to equal no more than 105% of the greater of (Y) the Loan to Value Ratio as of the date immediately prior to such encumbrance or (Z) the Loan to Value Ratio as of the date of the Initial Advance or Future Advance evidenced by the Note or Notes secured by such Mortgaged Property.

                  SECTION 7.02. Remedies of Lender. Upon the occurrence of any Event of Default, Lender may, without notice to or demand upon Borrower, which are expressly waived by Borrower (except for notices or demands otherwise required by applicable Law to the extent not effectively waived by Borrower), exercise any one or more of the following Remedies:

                  (a) Lender, by notice to Borrower, may declare the entire principal of the Notes then outstanding (if not then due and payable), and all accrued and unpaid interest and other sums in respect thereof, to be due and payable immediately, and upon any such declaration the principal of the Notes and said accrued and unpaid interest and other sums shall become and be immediately due and payable, anything herein or in the Notes or the other Transaction Documents to the contrary notwithstanding;

                  (b) Lender may perform any of the Borrower's obligations under the Transaction Documents in such manner as Lender may determine; and

                  (c) Lender may proceed to protect, exercise and enforce any and all other Remedies provided under the Transaction Documents or by applicable Law.

                  SECTION 7.03. Remedies Cumulative. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given hereby to Lender may be exercised from time to time as often as may be deemed expedient by Lender.

Nothing herein or in the Notes or the other Transaction Documents shall affect the obligation of Borrower to pay the principal of, and interest and other sums on, the Notes and the other Transaction Documents in the manner and at the time and place therein respectively expressed.

                  SECTION 7.04. Lender's Rights Concerning Application of Amounts Collected. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, Lender may apply, to the extent permitted by law, any amount collected hereunder to principal, interest or any other sum due under the Notes or the other Transaction Documents or otherwise in respect of the Transactions in such order and amounts, and to such obligations, as Lender shall elect in its sole and absolute discretion.

                                  ARTICLE VIII

                        GENERAL CONDITIONS AND PROVISIONS

                  SECTION 8.01. Documentation, Etc. Satisfactory. All documentation and proceedings reasonably deemed by Lender's Counsel to be necessary or required in connection herewith and the documents relating hereto shall be subject to the prior approval of Lender's Counsel as to form and substance, such approval not to be unreasonably withheld. In addition, the Persons responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to and subject to the approval of Lender's Counsel. Lender's Counsel shall receive copies, certified if requested by either of them, of all documents which they may reasonably require in connection with the transactions contemplated hereby.

                  SECTION 8.02. Notices. Except as expressly provided otherwise, all notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, addressed to a party at its address on the signature page hereof, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

                  SECTION 8.03. Amendments and Waivers. No amendment or material waiver of any provision of this Agreement or any other Transaction Document, nor consent to any material departure by Borrower or any Mortgagor therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom such amendment, waiver or consent is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the foregoing, acceptance by Lender of any sum required to be paid pursuant hereto or any other Transaction Document, after its due date, or in an amount less than the sum then due, shall not constitute a waiver by Lender of its right to require prompt payment when due of all other such sums or to declare a default or to exercise such other rights provided herein or in the other Transaction Documents for such late or reduced payment.

                  SECTION 8.04. Successors and Assigns. Except as herein provided, this Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, personal representatives, successors and permitted assigns. Notwithstanding the foregoing, Borrower may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof and the right to receive the proceeds of the Loan.

                  SECTION 8.05. Severability. The provisions hereof are intended to be severable. Any provisions hereof, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction.

                  SECTION 8.06. Non-Waiver; Remedies Cumulative. No failure or delay on Lender's part in exercising any right, remedy, power or privilege hereunder or under any of the other Transaction Documents or provided by law (hereinafter in this Section, each a "Remedy") shall operate as a waiver of any such Remedy or shall be deemed to constitute Lender's acquiescence in any default by Borrower or Mortgagors under any of said documents. A waiver by Lender of any Remedy on any one occasion shall not be construed as a bar to any other or future exercise thereof or of any other Remedy. The Remedies are cumulative, may be exercised singly or concurrently and are not exclusive of any other Remedies.

                  SECTION 8.07. Certain Waivers. Borrower hereby irrevocably and unconditionally waives (i) promptness and diligence, (ii) notice of any actions taken by Lender hereunder or under any other Transaction Document or any other agreement or instrument relating hereto or thereto except to the extent otherwise provided herein, (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of Borrower's obligations hereunder and under the other Transaction Documents, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving Borrower of any of its obligations hereunder or under the other Transaction Documents, (iv) any requirement that Lender protect, secure, perfect or insure any Lien on any collateral for the Transactions or exhaust any right or take any action against Borrower, Mortgagors or any other Person or against any collateral for the Transactions, (v) any right or claim of right to cause a marshalling of Borrower's assets and (vi) all rights of subrogation or contribution, whether arising by contract or operation of law or otherwise by reason of payment by Borrower pursuant hereto or to any other Transaction Document. EACH OF BORROWER AND LENDER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF THE OTHER WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE TRANSACTIONS, ANY AND EVERY RIGHT IT MAY HAVE TO A TRIAL BY JURY.

                  SECTION 8.08. Expenses. Borrower covenants and agrees to pay all reasonable costs, expenses and charges (including, without limitation, all fees and charges of appraisers and the reasonable fees and disbursements of Lender's Counsel) incurred by Lender in connection with (i) the preparation for and consummation of the transactions contemplated hereby or for the performance hereof and of the other Transaction Documents, and for any services which may be required in addition to those normally and reasonably contemplated hereby; and
(ii) the enforcement hereof or of any or all of the other Transaction Documents. In connection with the foregoing, Lender agrees, to the extent practicable, to appoint a single counsel, selected by Lender in connection with the enforcement of the Transaction Documents. If Borrower fails to pay promptly any costs, charges or expense required to be paid by it as aforesaid, and Lender pays such costs, charges or expenses, Borrower shall reimburse Lender, as appropriate, on demand for the amounts so paid, together with interest thereon at the Interest Rate.

                  SECTION 8.09. General Indemnification. Borrower agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against:

                  (a) any and all claims, actions, suits, proceedings, costs, expenses, losses, damages and liabilities of any kind, including in tort, penalties and interest (collectively, "Losses") arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loan, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings;

                  (b) any and all Losses arising out of or by reason of any matter relating, directly or indirectly, to the Mortgages or the ownership, condition, development, construction, sale, rental or financing of the Premises or Improvements or any part thereof (but excluding any such losses, liabilities, claims, damages or expenses incurred solely by reason of the gross negligence or willful misconduct of the party to be indemnified);

                  (c) any and all Losses arising due to this Agreement or any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Borrower or Mortgagors to Lender in connection with the negotiation of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby, or required herein or by the other Transaction Documents to be furnished by or on behalf of Borrower or Mortgagors, containing any untrue or misleading statement of a material fact or omitting a material fact necessary to make the statements herein or therein not misleading; or due to Borrower not disclosing to Lender in writing any fact which materially affects adversely or, so far as Borrower can now foresee, will result in a Material Adverse Effect;

                  (d) any and all Losses due to violations of any requirement of any Governmental Authorities with respect to any of the Mortgaged Property or the Improvements;

                  (e) any and all Losses arising out of any failure of the Premises Documents to be in full force and effect, or any defaults (or events which with notice or the passage of time, or both, would constitute such a default) under any thereof or any failure to satisfy all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof;

                  (f) any and all Losses arising due to (i) Borrower or any Mortgagor or fiduciary of Borrower or any Mortgagor having engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to subject Borrower, Mortgagors or any Person whom they have an obligation to indemnify under this Agreement to any tax or penalty imposed under
         Section 4975 of the Code or Section 502 of ERISA; (ii) Borrower or any Mortgagor or any ERISA Affiliate maintaining, contributing to or having any liability with respect to any plan subject to Title IV of ERISA or
         Section 412 of the Code, other than any Multiemployer Plan; (iii) Borrower or any Mortgagor or any ERISA Affiliate having incurred or being reasonably expected to incur any withdrawal liability within the meaning of Part I of Subtitle E of Title IV of ERISA to any Multiemployer Plan, or any liability under Title IV of ERISA upon the reorganization or termination of a Multiemployer Plan; (iv) any Employee Benefit Plan, other than any Multiemployer Plan, not being administered in accordance with its terms and in compliance with all applicable Laws, including any reporting requirements; (v) any Pension Plan intending to qualify under Section 401(a) or 401(k) of the Code failing to so qualify other than any Multiemployer Plan; (vi) Borrower or any Mortgagor having any liability for retiree medical or death benefits (contingent or otherwise) other than as required by Section 4980B of the Code; and (vii) any part of the funds being used by Borrower or any Mortgagor in satisfaction of their respective obligations under this Agreement and the other Transaction Documents constituting "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the United States Department of Labor in rules, regulations, releases or bulletins or as interpreted under applicable case law.

The obligations of Borrower under this Section and under Section 3.01 shall survive the repayment of all amounts due under or in connection with any of the Transaction Documents and the termination of the Loan only for the period ending on the fifth anniversary of such repayment and termination.

                  SECTION 8.10. Environmental Indemnification. Borrower agrees to indemnify, defend and save and hold harmless Lender and its respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the actual or alleged presence of Hazardous Materials on any of the Premises or any Environmental Action relating in any way to any of the Premises, except to the extent such claim, damage, loss, liability or expense results from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this
Section 8.10 applies, such indemnity shall at Lender's election be effective whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party, and whether or not any Indemnified Party is otherwise a party thereto.

                  SECTION 8.11. Partial Release of Mortgaged Property. At any time after the date hereof, Lender shall consent to a release from the lien of the applicable Mortgage of a portion but less than all (a "Partial Release") of any individual Mortgaged Property (the "Released Mortgaged Property"), provided that Borrower has satisfied each of the following requirements:

                  (a) No Event of Default shall have occurred and be continuing or shall result therefrom;

                  (b) At least one of the following conditions shall be satisfied:

                           (i) the Loan to Value Ratio immediately following
                  such Partial Release shall not be materially greater than the Loan to Value Ratio immediately prior to such Partial Release,

                           (ii) Borrower shall pay or cause to be paid to Lender
                  and Lender shall apply such amount as is necessary to assure that the Loan to Value Ratio immediately following such Partial Release shall not be materially greater than the Loan to Value Ratio immediately prior to such Partial Release, or

                           (iii) the value of the Released Mortgage Property
                  shall not have been included in the Appraisal of such Mortgaged Property delivered at the time of the Initial Advance or Future Advance secured by such Mortgaged Property;

                  (c) Borrower's capacity to meet its payment obligations with respect to the Note secured by the Mortgaged Property subject to such Partial Release is neither substantially enhanced nor impaired within the meaning of Treasury Regulation ss.1.100-3(e)(4)(iv); and

                  (d) Borrower shall have paid the reasonable costs and expenses of Lender and Lender's counsel incurred in connection with such Partial Release.

Upon satisfaction of the foregoing conditions, Lender shall release the Released Mortgaged Property and related collateral. Lender shall promptly execute and deliver to Borrower, at Borrower's sole cost and expense, any additional documents required by law in order to release the Released Mortgaged Property and related collateral.

                  SECTION 8.12. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

                  SECTION 8.13. Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the Laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Laws (without giving effect to New York's principles of conflicts of law). Borrower and Lender hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, and Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in The City of New York (or such other county in New York State) may be made by certified or registered mail, return receipt requested, directed to Borrower at the address indicated on the signature page hereof, and service so made shall be complete five (5) days after the same shall have been so mailed.

                  SECTION 8.14. Integration. The Transaction Documents constitute the entire agreement among Borrower, Mortgagors and Lender relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

                  SECTION 8.15. Gross-Up for Taxes. All payments made by Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise or other taxes (imposed in lieu of income taxes) imposed on Lender. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to Lender hereunder or under its Note, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable with respect to the Transactions at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  SECTION 8.16. Assignment of Mortgages and Notes. Subject to the consent of Borrower, Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Notes or the Mortgages to any other Person, and such other Person shall thereupon become vested with all of the rights and benefits in respect thereof granted to Lender under this Agreement. Borrower, at Borrower's cost and expense, shall promptly execute and deliver any and all documents and instruments reasonably requested by Lender to evidence or confirm such assignment. Notwithstanding the foregoing,

Borrower hereby consents to the transfer of Lender's rights and obligations under the Notes and Mortgages to Delphi Properties Holdings, LLC.

                   [Balance of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written, the execution hereof by Borrower constituting a certification by the party or parties executing on its behalf that the representations and warranties made in Article V are true and correct as of the date hereof and that each of them duly holds and is incumbent in the position indicated under his or her name.

                                       DELPHI CORPORATION,
                                       a Delaware corporation


                                       By:
                                                --------------------------------
                                                Name:
                                                Title:


                                       Address for notices:

                                       5725 Delphi Drive
                                       Troy, Michigan 48098
                                       Attention:  Alan S. Dawes
                                       Telephone:        (248) 813-2000
                                       Telecopy:         (248) 813-2670


                                       DELPHI PROPERTIES, INC.,
                                       a Maryland corporation


                                       By:
                                                --------------------------------
                                                Name:
                                                Title:


                                       Address for notices:

                                       c/o Delphi Corporation
                                       5725 Delphi Drive
                                       Troy, Michigan 48098
                                       Attention:  John G. Blahnik
                                       Telephone:        (248) 813-2000
                                       Telecopy:         (248) 813-2648

                                   SCHEDULE IA

                                CONTRIBUTED NOTES

             NOTE                    PRINCIPAL AMOUNT                        PREMISES SECURING NOTE
             ----                    ----------------                        ----------------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------




                                   SCHEDULE IB

                       MEMBERSHIP INTEREST PURCHASE NOTES

             NOTE                    PRINCIPAL AMOUNT                        PREMISES SECURING NOTE
             ----                    ----------------                        ----------------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------

                                   SCHEDULE II

                              INITIAL ADVANCE NOTES

             NOTE                  PRINCIPAL AMOUNT                        PREMISES SECURING NOTE
             ----                  ----------------                        ----------------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------

                                  SCHEDULE III

                              FUTURE ADVANCE NOTES

             NOTE                  PRINCIPAL AMOUNT                        PREMISES SECURING NOTE
             ----                  ----------------                        ----------------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------
Mortgage Note No.                [$                ]  [Address]
                 ----              ----------------

                                    EXHIBIT A
                              FORM OF MORTGAGE NOTE

                             Mortgage Note No. ____

$____________                                                New York, New York
                                                             ____________, 200__

                  For value received, DELPHI CORPORATION, a Delaware corporation ("Maker"), hereby covenants and promises to pay to the order of DELPHI PROPERTIES, INC., a Maryland corporation or its successors or assigns (collectively, "Lender"), located c/o Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098 for the account of Lender, the principal sum of _________________________ Dollars ($____________), in lawful money of the United
States and in immediately available funds, in accordance with the terms set forth in the Contribution and Loan Agreement (as defined below). Maker also covenants and promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of Lender, at the time and at a rate per annum as provided in the Contribution and Loan Agreement. Any amount or principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the Interest Rate.

                  This Note is one of the Notes referred to in the Contribution and Loan Agreement dated as of the date hereof (as the same may be amended or supplemented from time to time, the "Contribution and Loan Agreement") by and between Maker, as Borrower, and Lender. All of the terms, conditions and provisions of the Contribution and Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Contribution and Loan Agreement.

                  This Note is secured by that certain [Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing] dated as of even date herewith made by [Name of Mortgagor/Grantor] for the benefit of Lender and covering the premises commonly known as [Address of Mortgaged Property]. Reference to the Mortgage is hereby made for a description of the "Mortgaged Property" encumbered thereby and the rights of Maker, and Lender with respect to such Mortgaged Property.

                  Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Maker agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

                  All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                  This Note shall be governed by the Laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Laws (without giving effect to New York's principles of conflicts of law), provided that, as to the maximum lawful rate of interest which may be charged or collected, if the Laws applicable to Lender permit it to charge or collect a higher rate than the Laws of the State of New York, then such Law applicable to Lender shall apply to Lender under this Note.

                  Anything herein to the contrary notwithstanding, the obligations of Maker under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of Law applicable to Lender limiting the maximum rate of interest that may be charged or collected by Lender.

                  IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written.

                                           DELPHI CORPORATION

                                           By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT B
                                FORM OF MORTGAGE

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                     AND LEASES AND FIXTURE FILING ([STATE])


                                   BY AND FROM


                         [DELPHI SUBSIDIARY], "GRANTOR"


                                       TO


                              [TRUSTEE], "TRUSTEE"

                               FOR THE BENEFIT OF

                     DELPHI PROPERTIES, INC., "BENEFICIARY"


                       DATED AS OF [__________] [__], 2003

                         LOCATION:       [__________]
                         MUNICIPALITY:   [__________]
                         COUNTY:         [__________]
                         STATE:          [__________]


                THIS INSTRUMENT SECURES MORTGAGE NOTE NO. [___].


           THE SECURED PARTY (BENEFICIARY) DESIRES THIS FIXTURE FILING
            TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE
                                DESCRIBED HEREIN.


                      PREPARED BY, RECORDING REQUESTED BY,
                           AND WHEN RECORDED MAIL TO:

                               SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-6069
                       ATTENTION: MALCOLM M. KRATZER, ESQ.
                                FILE #31135-00012

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                     AND LEASES AND FIXTURE FILING ([STATE])

                  THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING ([STATE]) (this "DEED OF TRUST") is dated as of [_________] [___], 2003 by and from [DELPHI SUBSIDIARY], a [state of organization and entity type] ("GRANTOR"), whose address is [Delphi Subsidiary Address] to [TRUSTEE], a [state of organization and entity type] ("TRUSTEE"), with an address at [Trustee's Address], for the benefit of DELPHI PROPERTIES, INC., a Maryland corporation, having an address at c/o Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098 ("BENEFICIARY").

                                    RECITALS

                  WHEREAS, Delphi Corporation ("BORROWER") and Beneficiary have entered into that certain Contribution and Loan Agreement dated as of even date herewith (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CONTRIBUTION AND LOAN AGREEMENT"); and

                  WHEREAS, pursuant to the Contribution and Loan Agreement, it is a condition precedent to the entering into of the Transactions (as defined therein) by Beneficiary that Grantor shall execute and deliver this Deed of Trust,

                  NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Deed of Trust by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Grantor hereby agrees as follows:

                                   ARTICLE 1
                                  DEFINITIONS

                  SECTION 1.1 DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Contribution and Loan Agreement. As used herein, the following terms shall have the following meanings:

                  (a) "BANKRUPTCY CODE": Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

                  (b) "EVENT OF DEFAULT": An Event of Default under and as defined in the Contribution and Loan Agreement.

                  (c) "INDEBTEDNESS": All indebtedness and liabilities of Grantor to Beneficiary now or hereafter existing (1) that is evidenced by the Note, including, without limitation, all principal, interest and other sums and amounts from time to time owing thereunder or evidenced thereby, and (2) that relates in whole or in part to the Mortgaged Property, the Note or Grantor and arises under documents which recite that they are intended to be secured by this Deed of Trust.

                  (d) "MORTGAGED PROPERTY": The fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Grantor (the "LAND"), and all of Grantor's right, title and interest in and to (1) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the "IMPROVEMENTS"; the Land and Improvements are collectively referred to as the "PREMISES"), (2) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements which constitute fixtures under the laws of the state in which the Land is located (the "FIXTURES"), (3) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "LEASES"), (4) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "RENTS"), (5) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (6) all property tax refunds payable with respect to the Mortgaged Property (the "TAX REFUNDS"), (7) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the "PROCEEDS"), (8) all proceeds of insurance covering any of the above property now or hereafter acquired by Grantor (the "INSURANCE"), and (9) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Land, Improvements or Fixtures (the "CONDEMNATION AWARDS"). As used in this Deed of Trust, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

                  (e) "NOTE": Mortgage Note No. [___] dated of even date herewith issued by Borrower to Beneficiary, as the same may be amended, amended and restated, supplemented, extended, replaced or otherwise modified from time to time.

                  (f) "OBLIGATIONS": All of the agreements, covenants, conditions, warranties, representations and other obligations of Borrower under the Contribution and Loan Agreement and the other Transaction Documents to which it is a party that relate in whole or in part to the Note, the Mortgaged Property or Grantor, including, without limitation, the obligation to repay the Indebtedness in accordance with the terms of the Note and the Contribution and Loan Agreement; provided, however, that the Obligations secured hereby shall exclude the obligation to repay the "Indebtedness" under and as defined in any Mortgage Note issued pursuant to the Contribution and Loan Agreement other than the Note.

                  (g) "UCC": The Uniform Commercial Code of [State] or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than [State], then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                   ARTICLE 2
                                     GRANT

                  SECTION 2.1 GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS, to Trustee the Mortgaged Property, subject, however, to Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee.

                                   ARTICLE 3
                    WARRANTIES, REPRESENTATIONS AND COVENANTS

                  Grantor warrants, represents and covenants to Beneficiary as follows:

                  SECTION 3.1 TITLE TO MORTGAGED PROPERTY AND LIEN OF THIS INSTRUMENT. Grantor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Liens. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

                  SECTION 3.2 FIRST LIEN STATUS. Grantor shall preserve and protect the first lien and security interest status of this Deed of Trust and the other Transaction Documents, subject to Permitted Liens. If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in such manner as shall prevent the foreclosure thereof.

                  SECTION 3.3 PAYMENT AND PERFORMANCE. Grantor shall pay the Indebtedness when due under the Contribution and Loan Agreement and the other Transaction Documents and shall perform the Obligations in full when they are required to be performed.

                  SECTION 3.4 REPLACEMENT OF FIXTURES. Grantor shall not, without the prior written consent of Beneficiary (which consent shall not be unreasonably withheld, conditioned or delayed), permit any of the Fixtures owned or leased by Grantor to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or is permitted to be removed by the Contribution and Loan Agreement or the removal will not materially reduce the value of the Mortgaged Property.

                  SECTION 3.5 INSPECTION. Grantor shall permit Beneficiary, and Beneficiary's agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Mortgaged Property and all books and records of Grantor located thereon that are related directly to the Mortgaged Property, and to conduct such environmental and engineering studies as Beneficiary may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property and shall be performed in accordance with such requirements as Grantor shall reasonably impose.

                  SECTION 3.6 OTHER COVENANTS. All of the covenants in the Contribution and Loan Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the land.

                  SECTION 3.7 INSURANCE; CONDEMNATION AWARDS AND INSURANCE PROCEEDS.

                  (a) Insurance. Grantor shall maintain or cause to be maintained in full force and effect the following insurance coverages: (i) property "all risk" insurance covering the Mortgaged Property; and (ii) such other insurance as may be required by applicable Law (including worker's compensation and employer's liability insurance) or as Beneficiary may reasonably require from time to time. Any policy of property insurance required by clause (i) above shall be in an amount not less than the full replacement cost of the Improvements and any personal property covered by such policy, shall contain a "full replacement cost" endorsement, shall insure against flood loss risk if the Land is located in a Flood Hazard Area, and shall name Beneficiary as an additional insured or mortgagee and as a "loss payee". All insurance policies shall be in form and substance and issued by insurers reasonably satisfactory to

Beneficiary, and shall contain such deductibles and such endorsements as Beneficiary may reasonably require.

                  (b) Condemnation Awards. Grantor assigns all Condemnation Awards to Beneficiary, provided that Grantor shall have the right to collect and receive such Condemnation Awards and to give proper receipts and acquittances therefor, subject to the terms of the Contribution and Loan Agreement.

                  (c) Insurance Proceeds. Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property, provided that Grantor shall have the right to settle, adjust and compromise all insurance claims, subject to the terms of the Contribution and Loan Agreement.

                  SECTION 3.8 CREATION OF LIENS. Grantor shall not enter into any contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien, other than a Permitted Lien or as otherwise permitted pursuant to the Contribution and Loan Agreement, on the Mortgaged Property.

                  SECTION 3.9 MAINTENANCE OF EXISTENCE. [INSERT IF GRANTOR IS NOT A RELATED MORTGAGOR: Grantor shall preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partnership, limited liability company, trust or other entity under the laws of Grantor's jurisdiction of formation or organization.]

                                   ARTICLE 4
              WAIVERS AND ACKNOWLEDGEMENTS; LIMITATION OF LIABILITY

                  SECTION 4.1 GRANTOR OBLIGATIONS ABSOLUTE. Grantor agrees that the Obligations will be performed strictly in accordance with the terms of the Transaction Documents. The obligations of Grantor under or in respect of this Deed of Trust are independent of any other obligations of any other Person under or in respect of the Transaction Documents, and a separate action or actions may be brought and prosecuted against Grantor to enforce this Deed of Trust, irrespective of whether any action is brought against Borrower or any other Person or whether Borrower or any other Person is joined in any such action or actions. The liability of Grantor under this Deed of Trust shall be irrevocable, absolute and unconditional irrespective of, and Grantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations under or in respect of the Transaction Documents or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Indebtedness resulting from the extension of additional credit to Borrower or any of Borrower's Affiliates or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral secured under the Transaction Documents, or any taking, release or amendment or waiver of, or consent to departure from, any other Transaction Document securing any of the Obligations;

                  (d) any manner of application of collateral securing any of the Obligations under the Transaction Documents, or any proceeds of such collateral, to all or any of the Obligations, or any manner of sale or other disposition of any other collateral for all or any obligations of Borrower or its Affiliates under the Transaction Documents or any other assets of Borrower or any of its Affiliates;

                  (e) any change, restructuring or termination of the corporate structure or existence of Borrower or any of its Affiliates;

                  (f) any failure of Trustee or Beneficiary to disclose to Borrower or its Affiliates any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower or its Affiliates now or hereafter known to Trustee or Beneficiary (Grantor waiving any duty on the part of Trustee or Beneficiary to disclose such information);

                  (g) the failure of any other Person to execute or deliver any guaranty, security instrument, or agreement or the release or reduction of liability of any Person or other surety with respect to the Obligations; or

                  (h) any statute of limitations or any existence of or reliance on any representation by Trustee or Beneficiary that might otherwise constitute a defense available to, or a discharge of, Borrower or any of its Affiliates.

This Deed of Trust shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of any of the Obligations is rescinded or must otherwise be returned by Beneficiary or any other Person upon the insolvency, bankruptcy or reorganization of Borrower or any of its Affiliates or otherwise, all as though such payment had not been made.

                  SECTION 4.2 WAIVERS AND ACKNOWLEDGMENTS. Grantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Deed of Trust and any requirement that Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against Borrower or any other Person or any other collateral securing the Obligations or any part thereof.

                  (a) Grantor hereby unconditionally and irrevocably waives any right to revoke this Deed of Trust and acknowledges that this Deed of Trust is continuing in nature and applies to all of the Obligations, whether existing now or in the future.

                  (b) Grantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by Trustee or Beneficiary that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of Grantor or other rights of Grantor to proceed against Borrower or any other Person or any collateral securing any of the Obligations and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of Grantor hereunder.

                  (c) Grantor acknowledges that Beneficiary may, without notice to or demand upon Grantor and without affecting the liability of Grantor under this Deed of Trust, foreclose under any of the Mortgages (as such term is defined in the Contribution and Loan Agreement) by nonjudicial sale, and Grantor hereby waives any defense to the recovery by Beneficiary against Grantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

                  (d) Grantor hereby unconditionally and irrevocably waives any duty on the part of Trustee or Beneficiary to disclose to Grantor any matter, fact or thing relating to the business, condition

(financial or otherwise), operations, performance, properties or prospects of Borrower or any of its Affiliates now or hereafter known by Trustee or Beneficiary.

                  (e) Grantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Transaction Documents and that the waivers set forth in this Section 4.2 are knowingly made in contemplation of such benefits.

                  SECTION 4.3 SUBROGATION. Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Borrower that arise from the existence, payment, performance or enforcement of the Obligations under or in respect of this Deed of Trust or any other Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Beneficiary against the Borrower or any collateral securing any of the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, except at such times as all of the Obligations and all other amounts then due and payable under this Deed of Trust shall have been paid or performed. If (a) Grantor shall make payment to Beneficiary of all or any part of the Obligations, (b) all of the Obligations shall have been indefeasibly paid or performed in full or (c) the Maturity Date shall have occurred, Beneficiary will, at Grantor's request and expense, execute and deliver to Grantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Grantor of an interest in the Obligations resulting from such payment made by Grantor pursuant to this Deed of Trust.

                  SECTION 4.4 LIMITATION OF LIABILITY. Grantor, and by their acceptance of this Deed of Trust, Trustee and Beneficiary, hereby confirm that it is the intention of all such Persons that this Deed of Trust and the Obligations of Grantor hereunder shall not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, or any case or proceeding under any such laws, to the extent applicable to this Deed of Trust and the Obligations of Grantor hereunder. To effectuate the foregoing intention, Grantor, Trustee and Beneficiary hereby irrevocably agree that, notwithstanding any provision herein or in the other Transaction Documents to the contrary, the Obligations of Grantor under this Deed of Trust at any time shall be limited to the maximum amount as will result in the Obligations of Grantor under this Deed of Trust not constituting a fraudulent transfer or conveyance.

                  SECTION 4.5 LIMITED RECOURSE. Notwithstanding any provision herein or in any other Transaction Document to the contrary, following the occurrence of an Event of Default, Beneficiary shall look solely to Borrower, the Mortgaged Property and any other security provided under the other Transaction Documents for the repayment of the Obligations and will not enforce a deficiency judgment against Grantor. Nothing contained in this Section 4.5, however, shall modify, diminish or discharge the personal liability of Borrower, and nothing herein shall be deemed to be a waiver of any right which Beneficiary may have under any other provision of the Bankruptcy Code to file a claim for the full amount due to Beneficiary under the Note or to require that the Mortgaged Property shall continue to secure the Obligations.

                                   ARTICLE 5
                            DEFAULT AND FORECLOSURE

                  SECTION 5.1 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

                  (a) Acceleration. Subject to any provisions of the Transaction Documents providing for the automatic acceleration of the Indebtedness upon the occurrence of certain Events of Default, declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.

                  (b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Mortgaged Property following the occurrence and during the continuance of an Event of Default and without Beneficiary's prior written consent, Beneficiary may invoke any legal remedies to dispossess Grantor.

                  (c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Trustee or Beneficiary in connection therewith in accordance with the provisions of Section 5.7.

                  (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Deed of Trust by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels as Beneficiary may determine. With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary may be a purchaser at such sale and if Beneficiary is the highest bidder, Beneficiary may credit the portion of the purchase price that would be distributed to Beneficiary against the Indebtedness in lieu of paying cash. In the event this Deed of Trust is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

                  (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7.

                  (f) Other. Exercise all other rights, remedies and recourses granted under the Transaction Documents or otherwise available at law or in equity.

                  SECTION 5.2 SEPARATE SALES. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Trustee in its sole discretion may elect. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

                  SECTION 5.3 REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE. Trustee and Beneficiary shall have all rights, remedies and recourses granted in the Transaction Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Transaction Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Trustee or Beneficiary, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Trustee or Beneficiary in the enforcement of any rights, remedies or recourses under the Transaction Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

                  SECTION 5.4 RELEASE OF AND RESORT TO COLLATERAL. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Transaction Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

                  SECTION 5.5 WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of any election by Trustee or Beneficiary to exercise or the actual exercise of any right, remedy or recourse provided for under the Transaction Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

                  SECTION 5.6 DISCONTINUANCE OF PROCEEDINGS. If Trustee or Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Transaction Documents and shall thereafter elect to discontinue or abandon it for any reason, Trustee or Beneficiary, as the case may be, shall have the unqualified right to do so and, in such an event, Grantor, Trustee and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Transaction Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary and Trustee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Trustee or Beneficiary thereafter to exercise any right, remedy or recourse under the Transaction Documents for such Event of Default.

                  SECTION 5.7 APPLICATION OF PROCEEDS. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

                  (a) to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) trustee's and receiver's fees and expenses, including the repayment of the amounts evidenced by any receiver's certificates, (2) court costs, (3) attorneys' and accountants' fees and expenses, and (4) costs of advertisement;

                  (b) to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and

                  (c) the balance, if any, to the Persons legally entitled thereto.

                  SECTION 5.8 OCCUPANCY AFTER FORECLOSURE. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

                  SECTION 5.9 ADDITIONAL ADVANCES AND DISBURSEMENTS; COSTS OF ENFORCEMENT.

                  (a) Upon the occurrence and during the continuance of an Event of Default, Beneficiary shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary under this Section 5.9, or otherwise under this Deed of Trust or any of the other Transaction Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the highest rate at which interest is then computed on any portion of the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

                  (b) Grantor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Transaction Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Deed of Trust and the other Transaction Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.

                  SECTION 5.10 NO BENEFICIARY IN POSSESSION. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Beneficiary under the Transaction Documents, at law or in equity shall cause Trustee or Beneficiary to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE 6
                         ASSIGNMENT OF RENTS AND LEASES

                  SECTION 6.1 ASSIGNMENT. In furtherance of and in addition to the assignment made by Grantor in Section 2.1 of this Deed of Trust, Grantor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Trustee (for the benefit of Beneficiary) and to Beneficiary all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Trustee and Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Grantor, the license herein granted shall automatically expire and terminate, without notice to

Grantor by Trustee or Beneficiary (any such notice being hereby expressly waived by Grantor to the extent permitted by applicable law).

                  SECTION 6.2 PERFECTION UPON RECORDATION. Grantor acknowledges that Beneficiary and Trustee have taken all actions necessary to obtain, and that upon recordation of this Deed of Trust Beneficiary and Trustee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Deed of Trust Trustee's and Beneficiary's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Grantor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under the Bankruptcy Code, without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

                  SECTION 6.3 BANKRUPTCY PROVISIONS. Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantor, Trustee and Beneficiary agree that (a) this Deed of Trust shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Deed of Trust extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

                  SECTION 6.4 NO MERGER OF ESTATES. So long as part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.

                                   ARTICLE 7
                               SECURITY AGREEMENT

                  SECTION 7.1 SECURITY INTEREST. This Deed of Trust constitutes a "security agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Fixtures, Leases, Rents, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Grantor grants to Beneficiary a first and prior security interest in the Fixtures, Leases, Rents, Tax Refunds, Proceeds, Insurance and Condemnation Awards to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Fixtures, Leases, Rents, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Grantor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantor.

                  SECTION 7.2 FINANCING STATEMENTS. Grantor shall prepare and deliver to Beneficiary such financing statements, and shall execute and deliver to Beneficiary such other documents, instruments and further assurances, in each case in form and substance satisfactory to Beneficiary, as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interest hereunder. Grantor hereby irrevocably authorizes Beneficiary to cause financing statements and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor represents and warrants to Beneficiary that Grantor's jurisdiction of organization is the State of [State of Grantor's organization]. After the date of this Deed of Trust, Grantor shall not change its name, type of organization, organizational identification number (if any), jurisdiction of organization or location without giving at least thirty (30) days' prior written notice to Beneficiary.

                  SECTION 7.3 FIXTURE FILING. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. The information provided in this Section 7.3 is provided so that this Deed of Trust shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Grantor is the "Debtor" and its name and mailing address are set forth in the preamble of this Deed of Trust immediately preceding Article 1. Beneficiary is the "Secured Party" and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Deed of Trust immediately preceding
Article 1. A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in Section 1.1(d) of this Deed of Trust. Grantor represents and warrants to Beneficiary that Grantor is the record owner of the Mortgaged Property, the employer identification number of Grantor is [_____________] and the organizational identification number of Grantor is [__________].

                                   ARTICLE 8
                             CONCERNING THE TRUSTEE

                  SECTION 8.1 CERTAIN RIGHTS. With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with counsel. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by it in the performance of its duties and to reasonable compensation for Trustee's services hereunder as shall be rendered. Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by it in the performance of its duties, including those arising from joint, concurrent, or comparative negligence of Trustee; provided, however, that Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee's gross negligence or willful misconduct. Grantor's obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

                  SECTION 8.2 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

                  SECTION 8.3 SUCCESSOR TRUSTEES. If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee. Such appointment may be executed by any authorized agent of Beneficiary and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action.

                  SECTION 8.4 PERFECTION OF APPOINTMENT. Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

                  SECTION 8.5 TRUSTEE LIABILITY. In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.

                                   ARTICLE 9
                                  MISCELLANEOUS

                  SECTION 9.1 NOTICES. Any notice required or permitted to be given under this Deed of Trust shall be given in accordance with Section 8.02 of the Contribution and Loan Agreement.

                  SECTION 9.2 COVENANTS RUNNING WITH THE LAND. All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Grantor" shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Contribution and Loan Agreement and the other Transaction Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.

                  SECTION 9.3 ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary,
(b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare and file or record financing statements and continuation statements, and to prepare, execute and file or record applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Mortgaged Property, and (d) after the occurrence and during the continuance of an Event of Default, to perform any obligation of Grantor hereunder; provided, however, that
(1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the highest rate at which interest is then computed on any portion of the Indebtedness; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3.

                  SECTION 9.4 SUCCESSORS AND ASSIGNS. This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, Trustee and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary (which consent shall not be unreasonably withheld, conditioned or delayed), assign any rights, duties or obligations hereunder except to a successor by merger or consolidation which assumes Grantor's obligations hereunder. Subject to the consent of Borrower, Beneficiary may assign or otherwise transfer all or any portion of its rights and obligations under the Note or this Deed of Trust to any other Person, and such other Person shall thereupon become vested with all of the rights and benefits in respect thereof granted to Beneficiary under this Deed of Trust. Notwithstanding the foregoing, Grantor acknowledges that Borrower has consented to the transfer of Beneficiary's rights and obligations under the Note and this Deed of Trust to Delphi Properties Holdings, LLC.

                  SECTION 9.5 NO WAIVER. Any failure by Beneficiary or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Transaction Documents shall not be deemed to be a waiver of same, and Beneficiary or Trustee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

                  SECTION 9.6 CONTRIBUTION AND LOAN AGREEMENT. If any conflict or inconsistency exists between this Deed of Trust and the Contribution and Loan Agreement, the Contribution and Loan Agreement shall govern.

                  SECTION 9.7 RELEASE OR RECONVEYANCE. Upon payment in full of the Indebtedness and performance in full of the Obligations or upon a sale or other disposition of the Mortgaged Property permitted by the Contribution and Loan Agreement, Beneficiary, at Grantor's request and expense, shall release the liens and security interests created by this Deed of Trust or reconvey the Mortgaged Property to Grantor.

                  SECTION 9.8 WAIVER OF STAY, MORATORIUM AND SIMILAR RIGHTS. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the Indebtedness or Obligations secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Trustee or Beneficiary.

                  SECTION 9.9 APPLICABLE LAW. The provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Deed of Trust shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York).

                  SECTION 9.10 HEADINGS. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

                  SECTION 9.11 SEVERABILITY. If any provision of this Deed of Trust shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way effect the enforceability and validity of the remaining provisions of this Deed of Trust.

                  SECTION 9.12 GRANTING OF EASEMENTS. Provided that no Event of Default shall have occurred and be continuing or shall result therefrom, Beneficiary hereby consents in each instance to the following actions by Grantor, in the name and stead of Beneficiary and as the true and lawful attorney-in-fact of Beneficiary (which appointment is coupled with an interest) with full power and authority to execute and deliver documents on behalf of Beneficiary for the following purposes, but at Grantor's sole cost and expense:
(i) the granting, entering into, amendment and modification, of easements, licenses, rights of way, building and use restrictions and similar agreements affecting the Mortgaged Property; (ii) the release or termination of existing easements, rights of way, building and use restrictions and similar agreements affecting the Mortgaged Property; (iii) the seeking of any zoning variances or modifications to existing zoning; (iv) the application for, and obtaining of, any permits or approvals from any Governmental Authorities which pertain to the Mortgaged Property (and the execution and delivery of any agreements or other instruments which are necessary or desirable in connection therewith); and (v) the dedication or transfer of portions of the Mortgaged Property for road, highway or other public purposes; provided, however, that in each case the easement, building and use restriction, other agreement, amendment, modification, termination, release, application, dedication or transfer shall be on commercially reasonable terms and shall be of such a nature to qualify as a Permitted Lien. Without limiting the effectiveness of the foregoing, and provided that no Event of Default shall have occurred and be continuing or shall result therefrom, Beneficiary shall, upon the request of Grantor, and at Grantor's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment.

                  SECTION 9.13 ENTIRE AGREEMENT. This Deed of Trust and the other Transaction Documents embody the entire agreement and understanding between Grantor and Beneficiary relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Transaction Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                                   ARTICLE 10
                              LOCAL LAW PROVISIONS

                                    [TO COME]

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                                       14

                  IN WITNESS WHEREOF, Grantor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.



                                    [GRANTOR],
                                    a [State of organization and entity type]


                                    By:      __________________________
                                             Name:
                                             Title:

STATE OF ______________        )
                               ) ss.
COUNTY OF _____________        )


On the ___ day of __________, 2003, before me personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]



                                                     ___________________________
                                                     Notary Public

My commission expires:

_________________________________________

                                    EXHIBIT A

Legal Description of premises located at [Address of Premises]:

                  [SEE ATTACHED PAGE(S) FOR LEGAL DESCRIPTION]













                                    Exh.A-1